Income Tax	12 Months Ended
Apr. 30, 2014
Income Tax Disclosure [Abstract]
Income Tax

For the years since inception, the Company has incurred net losses and therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $344,000 at April 30, 2014, and will begin to expire in the year 2027.

The provision for Federal income tax consists of the following for the years ended April 30, 2014 and 2013:

	2014	2013
Income tax benefit computed at the statutory rate	$702,367	$6,718
Stock-based compensation	(634,544)	—
Change in valuation allowance	(67,823)	(6,718)
Provision for income taxes	$—	$—

The cumulative tax effect at the expected rate of 34% of significant items comprising of the Company’s net deferred tax amount is as follows as of April 30, 2014 and 2013:

	2014	2013
Deferred income tax assets
Net operating losses	$117,061	$49,238
Less: valuation allowance	(117,061)	(49,238)
Net deferred income tax assets	$—	$—

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of approximately $344,000 for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years.